Merger Agreement	9 Months Ended
Sep. 30, 2025
Merger Agreement
Merger Agreement
(14)	Merger Agreement

On June 20, 2025, the Company, EPSC Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Viskase entered into the Merger Agreement, which was amended on October 24, 2025 by the First Amendment to the Merger Agreement (the “Merger Agreement Amendment”). Upon the terms and subject to the satisfaction or waiver of the conditions described in the Merger Agreement, at the effective time of the Merger, Merger Sub will be merged with and into Viskase, with Viskase continuing as the surviving entity following the Merger as a wholly owned subsidiary of Enzon (the “Merger”). Following the Merger, Viskase will be converted into a limited liability company and will operate under the name “Viskase Companies, LLC.” The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Following the consummation of the Merger, it is anticipated that Enzon Pharmaceuticals, Inc. will change its name to “Viskase Holdings, Inc.,” which will be the parent of Viskase Companies, LLC. Following consummation of the Merger, it is anticipated that Enzon’s current stockholders, including holders of Enzon’s Series C Preferred Stock, will hold approximately 45% of the outstanding shares of Enzon’s common stock following the Merger, and Viskase’s current stockholders will hold approximately 55% of the outstanding shares of Enzon’s common stock following the Merger.

On October 24, 2025, the Company and Viskase announced that they entered into the Merger Agreement Amendment, which was entered into to reflect recent developments in the operations of Viskase during the past several months and its expected operations in the near term.

Pursuant to the terms of the Merger Agreement Amendment, the parties agreed, among other things, to:

●	adjust the exchange ratio as calculated under the Merger Agreement for the exchange of each share of common stock, par value $0.01 per share, of Viskase, issued and outstanding immediately prior to the Merger into shares of the common stock of Enzon, such that current Viskase stockholders will own 55% of the combined company following the Merger;

●	adjust the exchange ratio for the exchange of each share of Enzon’s Series C Preferred Stock, for shares of Enzon’s common stock to be based upon the Volume Weighted Average Closing Price of the Company’s common stock for the twenty trading days prior to execution of the Merger Agreement Amendment (the “20-Day VWAP”);

●	reduce the minimum amount of cash that Enzon is required to have at the closing of the Merger;

●	determine that Enzon would effect a 1-for-100 reverse stock split with respect to all shares of Enzon’s common stock prior to the effective time of the Merger; and

●	extend the date on which either party may terminate the Merger Agreement if the Merger has not yet occurred from 11:59 p.m., Eastern Time, on December 31, 2025, to 11:59 p.m., Eastern Time, on March 31, 2026.

In connection with the execution and delivery of the Merger Agreement Amendment, Icahn Enterprises Holdings L.P., a Delaware limited partnership (“IEH”) and certain of its affiliates entered into an amendment to the Support Agreement (the “Support Agreement Amendment”) that was previously entered into between the Company, IEH and Viskase in connection with the execution of the Merger Agreement (the “Support Agreement”). Pursuant to the terms of the Support Agreement (as amended by the Support Agreement Amendment), IEH agreed to, among other things, (i) deliver or cause the delivery of written consents with respect to all of the issued and outstanding shares of Enzon’s common stock held by IEH and its affiliates approving the Merger and the amendment to Enzon’s certificate of incorporation, and (ii) exchange all of the shares of Series C Preferred Stock held by IEH and its affiliates for the Company’s common stock prior to the consummation of the Merger, based on the full liquidation preference of such shares of Series C Preferred Stock and the 20-Day VWAP of the Company’s common stock.

The Company believes that the Merger pursuant to the terms of the Merger Agreement, as amended by the Merger Agreement Amendment, should not limit its NOL carryforwards and other tax attributes under Section 382 of the IRC. However, the Section 382 rules are complex and there is no assurance that the Company’s view is correct. If such an ownership change is found to have occurred, the amount of the combined company’s taxable income that could be offset by the Company’s pre-ownership change NOL carryforwards and other tax attributes would be severely limited.

The Merger must be approved by Enzon stockholders and is subject to receipt of required regulatory approvals and satisfaction or waiver of other certain closing conditions.

On June 27, 2025, Enzon and Viskase filed their respective Notification and Report Forms pursuant to the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”). On July 15, 2025, the Federal Trade Commission advised the Company that the Company’s request for early termination of the waiting period under HSR was granted effective July 15, 2025.

Each of the Merger Agreement and the Merger Agreement Amendment was unanimously recommended by the Company’s Special Committee and, acting upon such recommendations, was unanimously approved by the Board.

The foregoing summary is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 20, 2025, and the Merger Agreement Amendment, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2025, each of which is incorporated herein by reference.

In connection with the Merger, Enzon intends to file a registration statement on Form S-4 with the SEC that will contain a consent solicitation statement and prospectus. Such registration statement will include financial information regarding the proposed transaction and the combined company and stockholders of Enzon are encouraged to review such information once filed.